Exhibit 10.5

HOLMES TRUSTEES LIMITED

REPORT AND ACCOUNTS

FOR THE YEAR ENDED 31 DECEMBER 2005

Registered No. 3982431

HOLMES TRUSTEES LIMITED

Report of the directors

The Directors submit their report together with the financial statements for the year ended 31 December 2005.

Principal activity and review of the year

The principal activity of the Company is to hold the legal interest in certain property on trust absolutely for the beneficial owners of that property.

The trust property comprises a portfolio of mortgage loans secured on residential property in England, Scotland and Wales, interest and principal paid by borrowers on those loans, and all other amounts received under the loans.

The beneficial owners of the trust property are Abbey National plc, the originators of the trust property, and Holmes Funding Limited, a group company. The Company has no beneficial interest in the trust property.

All income from the trust property is distributed to the beneficial owners in proportion to their share of the trust property owned.

As at 31 December 2005, the book value of residential mortgage loans that Abbey National Plc had assigned legal title to the Company was £28.6 billion (2003: £29.1 billion).

On 8 December 2005 Holmes Funding Limited purchased a further share in the beneficial interest in the trust property from Abbey National plc of £3.8 billion (2003: £4.0 billion). The purchase was financed by the issue of UK sterling, US Dollar and Euro denominated loan notes to the value of £3.8 billion by another group company, Holmes Financing (No 9) plc.

No future changes in activity are envisaged.

Results and dividends

There was no profit or loss for the year ended 31 December 2005 (2004: £nil) and therefore the Directors do not recommend the payment of a dividend (2004: £nil).

Directors and their interests

The Directors who served throughout the year were:

Mr D M Green
Mr M McDermott

Wilmington Trust SP Services (London) Limited (formerly SPV Management Limited)

At the year end and the previous year end, Holmes Holdings Limited held one share in the Company. Holmes Holdings Limited and Mr M McDermott jointly held the other share.

Wilmington Trust SP Services (London) Limited and Mr M McDermott held one share in the holding company, Holmes Holdings Limited, at the year end. The other share in Holmes Holdings Limited was held by Wilmington Trust SP Services (London) Limited. Mr M McDermott is also a Director of Wilmington Trust SP Services (London) Limited.

None of the other Directors had a beneficial interest in the shares of the Company, or of the holding company, Holmes Holdings Limited, and its subsidiaries at any time during the year.

Directors’ responsibility statement

The directors are responsible for preparing their report and financial statements. The directors have chosen to prepare accounts for the company in accordance with International Financial Reporting Standards (IFRSs). Company law requires the directors to prepare such financial statements in accordance with International Financial Reporting Standards, the Companies Act 1985 and Article 4 of the IAS Regulation.

International Accounting Standard 1 requires that financial statements present fairly for each financial year the company’s financial position, financial performance and cash flows. This requires the faithful representation of the effects of transactions, other events and conditions in accordance with the definitions and recognition criteria for assets, liabilities, income and expenses set out in the International Accounting Standards Board’s ‘Framework for the preparation and Presentation of Financial Statements’.

In virtually all circumstances, a fair presentation will be achieved by compliance with all applicable International Financial Reporting Standards. Directors are also required to:

•	properly select and apply accounting policies;
•	present information, including accounting policies, in a manner that provides relevant, reliable, comparable and understandable information;

HOLMES TRUSTEES LIMITED

•	provide additional disclosures when compliance with the specific requirements in International Financial Reporting Standards is insufficient to enable users to understand the impact of particular transactions, other events and conditions on the entity’s financial position and financial performance; and
•	prepare the accounts on a going concern basis unless, having assessed the ability of the company to continue as a going concern, management either intends to liquidate the entity or to cease trading, or have no realistic alternative but to do so.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company, for safeguarding the assets, for taking reasonable steps for the prevention and detection of fraud and other irregularities and for the preparation of a directors’ report which complies with the requirements of the Companies Act 1985.

Legislation in the United Kingdom governing the preparation and dissemination of financial statements differs from legislation in other jurisdictions.

Auditors

In accordance with Section 386 of the Companies Act 1985, the Company has elected to dispense with the obligation to appoint auditors annually. Accordingly, Deloitte & Touche LLP are therefore deemed to have been re-appointed as auditors of the Company.

By Order of the Board

For and on behalf of
Abbey National Secretariat Services Limited
Company Secretary
24 February 2006

Registered Office Address: Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN

HOLMES TRUSTEES LIMITED

Independent Auditors’ Report to the members of Holmes Trustees Limited

We have audited the individual company financial statements (the “financial statements”) of Holmes Trustees Limited for the year ended 31 December 2005, which comprise the balance sheet and the related notes 1 to 6. These financial statements have been prepared under the accounting policies set out therein.

Respective responsibilities of directors and auditors

The directors' responsibilities for preparing the Annual Report and the financial statements in accordance with applicable United Kingdom law and those International Financial Reporting Standards (IFRSs) as adopted for use in the European Union are set out in the statement of directors' responsibilities.

Our responsibility is to audit the financial statements in accordance with relevant United Kingdom legal and regulatory requirements and International Standards on Auditing (UK and Ireland).

We report to you our opinion as to whether the financial statements give a true and fair view in accordance with the relevant framework and are properly prepared in accordance with the Companies Act 1985 and Article 4 of the IAS Regulation. We also report to you on the consistency of the directors' report with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and transactions with the company and other members of the group is not disclosed.

We read other information contained in the annual report, and consider the implications for our report if we become aware of any apparent misstatements or material inconsistencies with the financial statements.

Basis of audit opinion

We conducted our audit in accordance with International Standards on Auditing (UK and Ireland) issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the circumstances of the company and the group, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion:

•	the financial statements give a true and fair view in accordance with those IFRSs as adopted for use in the European Union, of the state of the company's affairs as at 31 December 2005; and

•	the financial statements have been properly prepared in accordance with the Companies Act 1985.

Deloitte & Touche LLP
Chartered Accountants and Registered Auditors
London
24 February 2006

HOLMES TRUSTEES LIMITED

Balance Sheet
As at 31 December 2005

	Notes	2005	2004
		£	£
Non-current assets

Current assets
Cash and cash equivalents	3	2	2

Net assets		2	2

Equity
Share capital	4	2	2

Equity attributable to equity holders of the parent		2	2

The Company acts solely as a trustee in respect of all assets registered in its name. It, therefore, has no beneficial interest in these assets and accordingly they are not shown in this balance sheet. The assets are passed to, and reported by, the ultimate beneficiaries.

The financial statements were approved by the Board of Directors and authorised for issue on 24 February 2006. They were signed on its behalf by:

M McDermott
Director

HOLMES TRUSTEES LIMITED

Notes to the financial statements for the year ended 31 December 2005

1. Adoption of International Financial Reporting Standards (“IFRS”)

The financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”) for the first time. The adoption of IFRS has not resulted in any differences from the financial statements as reported under UK GAAP that require disclosure under IFRS1.

The principal accounting policies applied in the preparation of financial statements are set out below. These policies have been consistently applied to all years presented, unless other otherwise stated.

Basis of preparation

The financial statements have been prepared in accordance with International Financial Reporting Standards (IFRSs). The financial statements have been prepared under the historical cost convention, as modified by the revaluation of available-for-sale financial assets, financial assets and financial liabilities held at fair value through profit or loss and all derivative contracts. The financial statements have also been prepared in accordance with IFRSs adopted for use in the European Union and therefore comply with Article 4 of the EU IAS Regulation.

Income and cash flow statements

Income and cash flow statements have not been included in the financial statements because the Company has been dormant in the current and preceding year and no profits or losses and cash flows have occurred.

2. Profit from operations

Directors' emoluments are borne by the parent company, Abbey National plc. No emoluments were paid to Directors by the Company during the year (2004: £nil) and it is not practicable for the parent company to apportion Directors' emoluments.

The Company has no employees (2004: none.)

3. Cash at bank and in hand

The Company acts solely as a trustee in respect of all assets registered in its name. It, therefore, has no beneficial interest in these assets and accordingly they are not shown in the balance sheet. The assets are passed to, and reported by, the ultimate beneficiaries.

Included in these are deposits at banks, which pay interest based on three-month LIBOR. The amounts held on deposit are held for the beneficial owners of the trust property. Interest earned on the deposits is distributed to the beneficial owners of the trust property.

At 31 December 2005 the amount held was £1,022,730,640 (2004: £917,870,000).

During the year £29,581,127 of interest was earned (2004: £25,549,000).

4. Share capital

	2005	2004
	£	£
Authorised:
100 ordinary shares of £1 each	100	100

Issued and fully paid:
2 ordinary shares of £1 each	2	2

5. Related party transactions

There were no related party transactions during the year, or existing at the balance sheet date, with key management personnel of the Company.

HOLMES TRUSTEES LIMITED

Notes to the financial statements for the year ended 31 December 2005

6. Parent undertaking and controlling party

Wilmington Trust SP Services (London) Limited (formerly SPV Management Limited), a company incorporated in Great Britain and registered in England and Wales, holds all of the shares in the Company (one jointly with M McDermott as nominee) as trustee under a discretionary charitable trust, dated 17 February 1999, for the benefit of nurses employed in the United Kingdom and for a charitable purposes.

The administration, operations, accounting and financial reporting functions of the Company are performed by Abbey National plc, which is incorporated in Great Britain and registered in England and Wales. During the year, Abbey National plc has delegated administration and servicing functions in respect of the loans on behalf of the mortgages’ trustee and the beneficiaries to a service provider.

The Company’s ultimate parent undertaking and controlling party is Banco Santander Central Hispano, S.A., a company incorporated in Spain. Banco Santander Central Hispano, S.A. is the parent undertaking of the largest group of undertakings for which group accounts are drawn up and of which the Company is a member.

Copies of all sets of group accounts, which include the results of the Company, are available from Abbey Secretariat, Abbey National House, 2 Triton Square, Regent’s Place, London, NW1 3AN.